Exhibit 99.2

Fiscal Q4 and 2024 Earnings Call NYSE: AIR July 18, 2024

Forward-looking statements

Note: All results and expectations in the presentation reflect continuing operations unless otherwise noted.

This presentation contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management's expectations about future conditions, including, but not limited to continued demand in the commercial aviation market, the life and utilization of current generation aircraft, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, opportunities for capital deployment and margin improvement, earnings performance, contributions from our recent acquisitions, the expansion of capacity in our hangars, expectations for our USM and parts supply businesses, and our 3-5 year organic targets.

Forward-looking statements often address our expected future operating and financial performance and financial condition, or targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "plan," "potential," "predict," "project," "seek," "should," "target," "will," "would," or similar expressions and the negatives of those terms. These forward-looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed-price contracts; (v) nonperformance by subcontractors or suppliers; (vi) a reduction in outsourcing of maintenance activity by airlines; (vii) a shortage of skilled personnel or work stoppages; (viii) competition from other companies; (ix) financial, operational and legal risks arising as a result of operating internationally; (x) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions, such as the acquisition of Trax USA Corp. and the Product Support Business of Triumph Group Inc.; (xi) failure to realize the anticipated benefits of acquisitions; (xii) circumstances associated with divestitures; (xiii) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xiv) cyber or other security threats or disruptions; (xv) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvi) restrictions on use of intellectual property and tooling important to our business; (xvii) inability to fully execute our stock repurchase program and return capital to stockholders; (xviii) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xix) non-compliance with restrictive and financial covenants contained in our debt and loan agreements; (xx) changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; and (xxi) exposure to product liability and property claims that may be in excess of our liability insurance coverage.

Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control. For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10-K, Part I, "Item 1A, Risk Factors" and our other filings filed from time to time with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures. Please refer to the Appendix for additional information on these non-GAAP financial measures and reconciliations to the comparable GAAP measures.

Unless otherwise noted, the statements included and the information provided in this presentation are made as of July 18, 2024.

AAR
© 2024 AAR CORP. All rights reserved worldwide.
1

FY 2024 highlights See Appendix for reconciliation of Non - GAAP financial measures • Strong year of continued execution against our growth strategy • Increased market share in Distribution • Drove continued efficiency gains in airframe maintenance • Significantly expanded our component repair capabilities • Continue to benefit from structural tailwinds: growth in air travel, aging fleet, increasing USM adoption, and organic margin opportunity Sales $2.3 B +17% Adj op margin 8.3% +80bps Adj EPS $3.33 +16% Strong execution across our diversified aftermarket portfolio Adj EBITDA margin +90bps 10.4% © 202 4 AAR CORP. All rights reserved worldwide. 2

AAR

Q4 2024 highlights

As compared to Q4 2023

- Continued execution against long-term initiatives
  - Strong organic growth in Distribution (16%) and government Integrated Solutions (11%)
  - Organic margin expansion in Parts Supply and airframe maintenance
- Solid results across our portfolio
  - Consolidated commercial sales increased 20%
  - Consolidated government sales increased 15%
- Triumph Product Support business integration proceeding well
  - Remain confident in run-rate cost synergies of ~$10 million

Sales	$657 M	+19%
Adj EBITDA margin	11.6%	+200bps
Adj op margin	9.3%	+150bps
Adj EPS	$0.88	+6%

Persistent aftermarket tailwinds + execution driving strong results

AAR See Appendix for reconciliation of Non-GAAP financial measures
© 2024 AAR CORP. All rights reserved worldwide.
3

• Sales up 9% vs. Q4 ’23 » USM up 1% » Distribution up 16% • Adjusted operating income up 21% vs. Q4 ’23 » Favorable mix in Distribution » Additional leverage on fixed costs Parts Supply $ millions Fiscal Q4 Y / Y delta Sales $260.3 + $21.7 Adj op income $35.2 + $6.2 Adj op margin (%) 13 . 5% + 130 bps Announced multi - year contract extension and expansion with Sumitomo Precision Products to distribute its V2500 starter and valve components 4 Continued supply tightness in USM with relief as aircraft retirements increase New multi - year distribution agreement with TRIUMPH to supply its actuation product line to commercial airlines and MROs commencing in FY2026 See Appendix for reconciliation of Non - GAAP financial measures © 202 4 AAR CORP. All rights reserved worldwide.

• Sales growth driven by Product Support acquisition » Strong demand for airframe heavy maintenance » At full capacity in airframe hangars • Both inorganic and organic margin expansion » Contribution from higher margin Product Support » Efficiency gains in airframe hangars Repair & Engineering Broke ground on hangar capacity expansions at both Miami and Oklahoma City supported by agreements with United Airlines and Alaska Airlines, respectively 5 Structural margin opportunities driven by synergies, PMA parts, and efficiency improvements • Key drivers » Strong market demand and long - term customer relationships » Capacity expansions expected to come online in late CY 2025 » PMA parts development and usage for internal & external consumption $ millions Fiscal Q4 Y / Y delta Sales $216.4 + $73.4 Adj o p income $24.8 + $15.3 Adj op margin (%) 11 . 5% + 490 bps See Appendix for reconciliation of Non - GAAP financial measures © 202 4 AAR CORP. All rights reserved worldwide.

Integrated Solutions

$ millions	Fiscal Q4	Y/Y delta
Adj sales	$163.5	+ $15.2
Adj op income	$9.3	- ($0.8)
Adj op margin (%)	*5.6%*	*- (120 bps)*

- Sales up 10% vs. Q4 ’23
  - Commercial programs up 2%
  - Government programs up 11%
- Adjusted operating income down 8% vs. Q4 ’23
  - Lower profitability on WASS State Department program based on mix of products and services


Trax

- **Key drivers**
  - Integrated aftermarket sustainment demand
  - Expansion into military-specific airframes
  - Increased USG acceptance of USM
  - Unlocking value of Trax acquisition

Structural margin opportunities driven by Trax; strong government programs pipeline

AAR See Appendix for reconciliation of Non-GAAP financial measures
© 2024 AAR CORP. All rights reserved worldwide.
6

Organic targets for next 3-5 years

Maintaining sales and adjusted EPS growth targets; raising adjusted margin target

	Previous targets *(July 20, 2023)*	Current targets
Sales growth	+5 – 10%	**+5 – 10%**
Adj op margin	9 – 10%+	**10.5 – 11.5%+**
Adj EBITDA margin	N/A	**12.5 – 13.5%+**
Adj EPS growth	+10 – 15%	**+10 – 15%+**

Robust structural tailwinds expected to support target adj EPS growth:

- **Growth in air travel**
- **Multiple levers to enhance market share:** unique exclusive distribution model resonating with OEM partners, airframe hangar expansions, increased USM adoption
- **Product Support acquisition:** additional differentiated component repair capabilities; expanded global footprint
- **Increasing government interest in commercial solutions**
- **Organic margin opportunity** driven by operational efficiency, digitalization
- **Positive margin mix shift** toward Parts Supply
- **Addition of nascent high margin businesses,** software solutions, and proprietary parts

AAR

© 2024 AAR CORP. All rights reserved worldwide.
7

Appendix

Non - GAAP financial measures This presentation includes financial results for the Company with respect to adjusted diluted earnings per share from continuing operations, adjusted sales, adjusted EBITDA and adjusted operating income, which are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our actual operating performance unaffected by the impact of certain items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete. These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Adjusted EBITDA is income from continuing operations before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but n ot limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit cha rges, facility consolidation and repositioning costs, investigation and remediation compliance costs, equity investment gains and l oss es, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activ ity , and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies. Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation. Pursuant to the requirements of Regulation G of the Exchange Act, we provide tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation. The Company is not providing a reconciliation of forward - looking adjusted operating margin , adjusted EBITDA margin, and adjusted EPS growth to the most directly comparable forward - looking GAAP measure because the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. Each of the adjustments has not occurred, are out of the Company's control and/or cannot be reasonably predicted. For this reason, the Company is unable to address the probable significance of the unavailable information. 9 © 202 4 AAR CORP. All rights reserved worldwide.

Non-GAAP financial measures

FY24 adjusted sales, operating income, operating margin, EBITDA, and EBITDA margin

($ in millions)	Q1 FY24 Parts Supply	Q1 FY24 R&E	Q1 FY24 Integ Solutions	Q1 FY24 Exped Svcs	Q1 FY24 Corp	Q1 FY24 Consol
Sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Operating income (loss)	15.1	9.1	7.7	1.3	(7.9)	25.3
Operting income margin	6.4%	6.6%	4.9%	6.8%	NA	4.6%
Sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Operating income (loss)	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3
Acquisition, integration & amortization expenses	-	-	2.6	-	0.2	2.8
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted operating income	$18.3	$6.7	$8.0	$2.3	($4.4)	$30.9
Adjusted operating margin	7.7%	4.9%	5.1%	12.0%	NA	5.6%
Operating income (loss)	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3
Depreciation and amortization	1.3	1.7	4.0	0.4	1.0	8.4
Stock-based compensation	0.4	0.2	0.3	-	3.4	4.3
Acquisition and integration expenses	-	-	1.6	-	0.2	1.8
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted EBITDA	$28.0	$11.0	$13.6	$1.7	($2.2)	$52.1
Adjusted EBITDA margin	11.8%	8.0%	8.7%	8.9%	NA	9.5%

($ in millions)	Q2 FY24 Parts Supply	Q2 FY24 R&E	Q2 FY24 Integ Solutions	Q2 FY24 Exped Svcs	Q2 FY24 Corp	Q2 FY24 Consol
Sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Operating income (loss)	28.4	11.3	6.4	0.9	(8.7)	38.3
Operting income margin	12.5%	7.8%	4.1%	5.7%	NA	7.0%
Sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Operating income (loss)	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3
Acquisition, integration & amortization expenses	-	-	2.7	-	0.4	3.1
Investigation and remediation compliance costs	-	-	-	-	2.6	2.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$28.4	$11.3	$9.1	$0.9	($5.7)	$44.0
Adjusted operating margin	12.5%	7.8%	5.8%	5.7%	NA	8.1%
Operating income (loss)	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3
Depreciation and amortization	1.3	1.8	4.1	0.4	1.1	8.7
Stock-based compensation	0.3	0.2	0.3	-	2.8	3.6
Acquisition and integration expenses	-	-	1.7	-	0.4	2.1
Investigation and remediation compliance costs	-	-	-	-	2.6	2.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$30.0	$13.3	$12.5	$1.3	($1.8)	$55.3
Adjusted EBITDA margin	13.2%	9.1%	8.0%	8.2%	NA	10.1%

($ in millions)	Q3 FY24 Parts Supply	Q3 FY24 R&E	Q3 FY24 Integ Solutions	Q3 FY24 Exped Svcs	Q3 FY24 Corp	Q3 FY24 Consol
Sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Operating income (loss)	31.1	11.5	8.6	0.9	(19.1)	33.0
Operting income margin	12.8%	8.2%	5.2%	4.8%	NA	5.8%
Sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Operating income (loss)	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0
Acquisition, integration & amortization expenses	-	-	2.6	-	9.6	12.2
Investigation and remediation compliance costs	-	-	-	-	2.0	2.0
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$31.1	$11.5	$11.2	$0.9	($7.5)	$47.2
Adjusted operating margin	12.8%	8.2%	6.8%	4.8%	NA	8.3%
Operating income (loss)	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0
Depreciation and amortization	1.6	1.7	4.1	0.3	1.1	8.8
Stock-based compensation	0.3	0.1	0.3	-	2.9	3.6
Acquisition and integration expenses	-	-	1.6	-	9.6	11.2
Investigation and remediation compliance costs	-	-	-	-	2.0	2.0
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$33.0	$13.3	$14.6	$1.2	($3.5)	$58.6
Adjusted EBITDA margin	13.6%	9.4%	8.8%	6.4%	NA	10.3%

($ in millions)	Q4 FY24 Parts Supply	Q4 FY24 R&E	Q4 FY24 Integ Solutions	Q4 FY24 Exped Svcs	Q4 FY24 Corp	Q4 FY24 Consol
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Operating income (loss)	35.2	20.6	1.2	0.4	(24.8)	32.6
Operting income margin	13.5%	9.5%	0.7%	2.5%	NA	5.0%
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Adjusted sales	$260.3	$216.4	$165.8	$16.3	$0.0	$658.8
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Acquisition, integration & amortization expenses	-	3.7	3.3	-	11.6	18.6
Investigation and remediation compliance costs	-	-	-	-	4.8	4.8
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$35.2	$24.8	$9.3	$0.4	($8.4)	$61.3
Adjusted operating margin	13.5%	11.5%	5.6%	2.5%	NA	9.3%
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Depreciation and amortization	2.9	6.3	4.0	0.4	1.7	15.3
Stock-based compensation	0.3	0.2	0.3	-	3.0	3.8
Acquisition and integration expenses	-	0.7	2.3	-	11.6	14.6
Investigation and remediation compliance costs	-	-	-	-	4.8	4.8
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$38.4	$28.3	$12.6	$0.8	($3.7)	$76.4
Adjusted EBITDA margin	14.8%	13.1%	7.6%	4.9%	NA	11.6%

($ in millions)	FY24 Parts Supply	FY24 R&E	FY24 Integ Solutions	FY24 Exped Svcs	FY24 Corp	FY24 Consol
Sales	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Operating income (loss)	109.8	52.5	23.9	3.5	(60.5)	129.2
Operting income margin	11.4%	8.2%	3.7%	5.0%	NA	5.6%
Sales	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Adjusted sales	$967.0	$640.1	$644.2	$69.9	$0.0	$2,321.2
Operating income (loss)	$109.8	$52.5	$23.9	$3.5	($60.5)	$129.2
Acquisition, integration & amortization expenses	-	3.7	11.2	-	21.8	36.7
Investigation and remediation compliance costs	-	-	-	-	10.5	10.5
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted operating income	$121.0	$56.7	$39.9	$3.5	($28.2)	$192.9
Adjusted operating margin	12.5%	8.9%	6.2%	5.0%	NA	8.3%
Operating income (loss)	$109.8	$52.5	$23.9	$3.5	($60.5)	$129.2
Depreciation and amortization	7.1	11.5	16.2	1.5	4.9	41.2
Stock-based compensation	1.3	0.7	1.2	-	12.1	15.3
Acquisition and integration expenses	-	0.7	7.2	-	21.8	29.7
Investigation and remediation compliance costs	-	-	-	-	10.5	10.5
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted EBITDA	$129.4	$65.9	$53.3	$5.0	($11.2)	$242.4
Adjusted EBITDA margin	13.4%	10.3%	8.3%	7.2%	NA	10.4%

AAR
© 2024 AAR CORP. All rights reserved worldwide.
10

Non-GAAP financial measures

FY23 adjusted sales, operating income, operating margin, EBITDA, and EBITDA margin

($ in millions)	Q1 FY23 Parts Supply	Q1 FY23 R&E	Q1 FY23 Integ Solutions	Q1 FY23 Exped Svcs	Q1 FY23 Corp	Q1 FY23 Consol
Sales	$168.6	$127.6	$127.8	$22.3	$0.0	$446.3
Operating income (loss)	18.3	7.4	8.3	2.3	(5.1)	31.2
Operting income margin	10.9%	5.8%	6.5%	10.3%	NA	7.0%
Sales	$168.6	$127.6	$127.8	$22.3	$0.0	$446.3
Contract terms/restr.costs/loss provisions, net	-	-	0.1	-	-	0.1
Adjusted sales	$168.6	$127.6	$127.9	$22.3	$0.0	$446.4
Operating income (loss)	$18.3	$7.4	$8.3	$2.3	($5.1)	$31.2
Acquisition and amortization expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	0.8	0.8
Contract terms/restr.costs/loss provisions, net	-	-	(0.3)	-	-	(0.3)
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	(0.7)	-	-	-	(0.7)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$18.3	$6.7	$8.0	$2.3	($4.4)	$30.9
Adjusted operating margin	10.9%	5.3%	6.3%	10.3%	NA	6.9%
Operating income (loss)	$18.3	$7.4	$8.3	$2.3	($5.1)	$31.2
Depreciation and amortization	1.2	1.8	2.6	0.4	0.8	6.8
Stock-based compensation	0.5	0.4	0.3	0.1	2.8	4.1
Acquisition-related expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	0.8	0.8
Contract terms/restr.costs/loss provisions, net	-	-	(0.3)	-	-	(0.3)
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	(0.7)	-	-	-	(0.7)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$20.0	$8.9	$10.9	$2.8	($0.8)	$41.8
Adjusted EBITDA margin	11.9%	7.0%	8.5%	12.6%	NA	9.4%

($ in millions)	Q2 FY23 Parts Supply	Q2 FY23 R&E	Q2 FY23 Integ Solutions	Q2 FY23 Exped Svcs	Q2 FY23 Corp	Q2 FY23 Consol
Sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Operating income (loss)	21.3	8.6	7.1	2.0	(6.6)	32.4
Operting income margin	11.6%	6.4%	5.6%	8.3%	NA	6.9%
Sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Operating income (loss)	$21.3	$8.6	$7.1	$2.0	($6.6)	$32.4
Acquisition and amortization expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	(0.3)	-	-	(0.3)
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$21.3	$8.6	$9.1	$2.0	($5.5)	$35.5
Adjusted operating margin	11.6%	6.4%	7.1%	8.3%	NA	7.6%
Operating income (loss)	$21.3	$8.6	$7.1	$2.0	($6.6)	$32.4
Depreciation and amortization	0.9	1.8	2.6	0.4	0.8	6.5
Stock-based compensation	0.5	0.1	0.2	-	2.0	2.8
Acquisition-related expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	(0.3)	-	-	(0.3)
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$22.7	$10.5	$11.9	$2.4	($2.7)	$44.8
Adjusted EBITDA margin	12.4%	7.8%	9.3%	10.0%	NA	9.5%

($ in millions)	Q3 FY23 Parts Supply	Q3 FY23 R&E	Q3 FY23 Integ Solutions	Q3 FY23 Exped Svcs	Q3 FY23 Corp	Q3 FY23 Consol
Sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Operating income (loss)	25.1	9.8	7.0	1.9	(9.8)	34.0
Operting income margin	11.0%	7.7%	4.9%	8.6%	NA	6.5%
Sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Operating income (loss)	$25.1	$9.8	$7.0	$1.9	($9.8)	$34.0
Acquisition and amortization expenses	-	-	-	-	1.9	1.9
Investigation and remediation compliance costs	-	-	-	-	1.2	1.2
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	1.8	-	-	1.8
Government COVID-related subsidies	-	(0.9)	-	-	-	(0.9)
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted operating income	$26.9	$8.9	$8.8	$1.9	($6.7)	$39.8
Adjusted operating margin	11.8%	7.0%	6.1%	8.6%	NA	7.6%
Operating income (loss)	$25.1	$9.8	$7.0	$1.9	($9.8)	$34.0
Depreciation and amortization	1.4	1.6	2.6	0.3	1.0	6.9
Stock-based compensation	0.4	0.1	0.3	-	2.7	3.5
Acquisition-related expenses	-	-	-	-	1.9	1.9
Investigation and remediation compliance costs	-	-	-	-	1.2	1.2
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	1.8	-	-	1.8
Government COVID-related subsidies	-	(0.9)	-	-	-	(0.9)
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted EBITDA	$28.7	$10.6	$11.7	$2.2	($3.0)	$50.2
Adjusted EBITDA margin	12.6%	8.3%	8.2%	10.0%	NA	9.6%

($ in millions)	Q4 FY23 Parts Supply	Q4 FY23 R&E	Q4 FY23 Integ Solutions	Q4 FY23 Exped Svcs	Q4 FY23 Corp	Q4 FY23 Consol
Sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Operating income (loss)	29.0	9.5	8.1	1.5	(11.8)	36.3
Operting income margin	12.2%	6.6%	5.5%	6.4%	NA	6.6%
Sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3
Acquisition and amortization expenses	-	-	2.0	-	3.1	5.1
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$29.0	$9.5	$10.1	$1.5	($7.1)	$43.0
Adjusted operating margin	12.2%	6.6%	6.8%	6.4%	NA	7.8%
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3
Depreciation and amortization	1.5	1.9	3.1	0.4	0.8	7.7
Stock-based compensation	(0.2)	(0.1)	0.2	-	3.2	3.1
Acquisition-related expenses	-	-	1.2	-	3.1	4.3
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$30.3	$11.3	$12.6	$1.9	($3.1)	$53.0
Adjusted EBITDA margin	12.7%	7.9%	8.5%	8.1%	NA	9.6%

($ in millions)	FY23 Parts Supply	FY23 R&E	FY23 Integ Solutions	FY23 Exped Svcs	FY23 Corp	FY23 Consol
Sales	$818.4	$533.4	$546.9	$91.8	$0.0	$1,990.5
Operating income (loss)	93.7	35.3	30.5	7.7	(33.3)	133.9
Operting income margin	11.4%	6.6%	5.6%	8.4%	NA	6.7%
Sales	$818.4	$533.4	$546.9	$91.8	$0.0	$1,990.5
Contract terms/restr.costs/loss provisions, net	-	-	0.1	-	-	0.1
Adjusted sales	$818.4	$533.4	$547.0	$91.8	$0.0	$1,990.6
Operating income (loss)	$93.7	$35.3	$30.5	$7.7	($33.3)	$133.9
Acquisition and amortization expenses	-	-	2.0	-	5.0	7.0
Investigation and remediation compliance costs	-	-	-	-	4.7	4.7
Contract terms/restr.costs/loss provisions, net	-	-	2.0	-	-	2.0
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	1.5	-	-	1.5
Government COVID-related subsidies	-	(1.6)	-	-	-	(1.6)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted operating income	$95.5	$33.7	$36.0	$7.7	($23.7)	$149.2
Adjusted operating margin	11.7%	6.3%	6.6%	8.4%	NA	7.5%
Operating income (loss)	$93.7	$35.3	$30.5	$7.7	($33.3)	$133.9
Depreciation and amortization	5.0	7.1	10.9	1.5	3.4	27.9
Stock-based compensation	1.2	0.5	1.0	0.1	10.7	13.5
Acquisition-related expenses	-	-	1.2	-	5.0	6.2
Investigation and remediation compliance costs	-	-	-	-	4.7	4.7
Contract terms/restr.costs/loss provisions, net	-	-	2.0	-	-	2.0
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	1.5	-	-	1.5
Government COVID-related subsidies	-	(1.6)	-	-	-	(1.6)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted EBITDA	$101.7	$41.3	$47.1	$9.3	($9.6)	$189.8
Adjusted EBITDA margin	12.4%	7.7%	8.6%	10.1%	NA	9.5%

AAR
© 2024 AAR CORP. All rights reserved worldwide.
11

Non-GAAP financial measures
Adjusted EBITDA and EBITDA margin

($ in millions)	Q4 FY24	Q4 FY23	FY24	FY23
Sales	$656.5	$553.3	$2,318.9	$1,990.5
Net income	9.1	23.2	46.3	90.2
Net income margin	1.4%	4.2%	2.0%	4.5%
Net income	$9.1	$23.2	$46.3	$90.2
Income from discontinued operations	-	-	-	(0.4)
Income tax expense	4.5	7.0	12.0	31.4
Other expense, net	0.1	1.2	0.4	0.8
Interest expense, net	18.7	4.7	41.0	11.2
Depreciation and amortization	15.3	7.7	41.2	27.9
Acquisition and integration expenses	14.6		29.7	6.2
Investigation and remediation compliance costs	4.8	1.6	10.5	4.7
Losses related to sale and exit of business	0.2	0.2	2.8	0.7
Contract termination/restructuring costs and loss provisions, net	4.8	4.3	4.8	2.0
Severance charges	0.5	-	0.5	0.1
Pension settlement charge	-	-	26.7	-
Russian bankruptcy court judgment	-	-	11.2	1.8
Government COVID-related subsidies, net	-	-	-	(1.6)
Customer bankruptcy and credit charges	-	-	-	1.5
Costs related to strategic projects	-	-	-	(0.2)
Stock-based compensation	3.8	3.1	15.3	13.5
Adjusted EBITDA	$76.4	$53.0	$242.4	$189.8
Adjusted EBITDA margin	11.6%	9.6%	10.4%	9.5%
Pro forma for Product Support acquisition:				
Product Support adjusted EBITDA for the nine months ended February 29, 2024			33.5	
Adjusted EBITDA pro forma for Product Support acquisition			$275.9	

AAR
© 2024 AAR CORP. All rights reserved worldwide.
12

Non - GAAP financial measures Adjusted diluted earnings per share from continuing operations 13 © 202 4 AAR CORP. All rights reserved worldwide. ($ in millions) Q4 FY24 Q4 FY23 FY24 FY23 Diluted earnings per share from continuing operations $0.26 $0.66 $1.29 $2.52 Acquisition, integration and amortization expenses 0.52 0.15 1.21 0.21 Investigation and remediation compliance costs 0.14 0.04 0.29 0.13 Contract termination/restructuring costs and loss provisions, net 0.14 - 0.14 0.06 Losses related to sale and exit of business 0.01 0.01 0.07 0.02 Severance charges 0.01 - 0.01 - Russian bankruptcy court judgment - - 0.32 0.05 Pension settlement charge - - 0.76 - Customer bankruptcy and credit recoveries - - - 0.04 Loss on equity investments, net - 0.03 - 0.01 Government COVID-related subsidies - - - (0.05) Tax effect on adjustments (a) (0.20) (0.06) (0.76) (0.13) Adjusted diluted earnings per share from continuing operations $0.88 $0.83 $3.33 $2.86 (a) Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss.